Exhibit 10.1.2

AMENDMENT NUMBER TWO TO PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

(535 Grand Avenue, Los Angeles, CA)

THIS AMENDMENT NUMBER TWO TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (the “Amendment”) is dated the 17th day of May, 2010, and is made by and between KALPANA, LLC., a California limited liability company (“Seller”), and CHESAPEAKE LODGING, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

A.        Seller and Purchaser are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated as of April 14, 2010, as amended by that certain Amendment Number One to Purchase and Sale Agreement and Escrow Instructions dated May 4, 2010 (collectively, the “ Purchase Agreement”), for the purchase and sale of a leasehold estate in, and improvements constructed on, certain real property located in the County of Los Angeles, State of California, more specifically located at and commonly known as 535 Grand Avenue, Los Angeles, on which are constructed certain improvements in, by and through which is operated a hotel and hospitality business under the name of “Hilton Checkers.”

B.        Seller and Purchaser desire to amend the Purchase Agreement to change the Closing Date and the effective time for the proration of employee compensation.

C.        Unless otherwise defined herein, capitalized terms have the meanings ascribed to them in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.

AMENDMENT

1.1        Section 5.1 is amended to reflect that the Closing Date shall be June 1, 2010.

1.2        In addition, the second paragraph of Section 5.1 is deleted in its entirety and replaced with the following:

“The “Close of Escrow” for purposes of this Agreement is defined as the earlier of the time when (a) the Deed is recorded in the Official Records of Los Angeles County, California, by Title Insurer, or (b) Seller and Purchaser both provide telephonic notice to Escrow Holder (confirmed by email to the other party and Escrow Holder) that they authorize the closing of the purchase and sale transaction as contemplated herein.”

1.3        The first paragraph of Section 6.3 of the Purchase Agreement is deleted in its entirety and replaced with the following:

“6.3.    Employee Matters. On the Closing Date, Seller shall pay all Compensation for Employees which has accrued up to the Cut-Off Time and Purchaser shall be liable for all Compensation for Employees from the Cut-Off time through the Close of Escrow (which amount shall be reflected as items of proration through the Escrow). Seller shall terminate all of the Employees effective as of the Close of Escrow. Seller shall indemnify, defend and hold harmless Purchaser and its affiliates against any and all labor or employment claims, liabilities or obligations (including, without limitation, attorneys’ fees and costs) which arise or accrue before, or arise out of events occurring before, the Close of Escrow (except for the acts or omissions of Purchaser or its agents), which indemnity shall survive the Close of Escrow.”

II.

RATIFICATION/CONTROLLING PROVISIONS

Except as amended and/or modified by this Amendment, the Purchase Agreement is hereby ratified and confirmed and all other terms of the Purchase Agreement shall remain in full force and affect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Purchase Agreement, the provisions of this Amendment shall prevail. Whether or not specifically amended by the provisions of this Amendment, all of the terms and provisions of the Purchase Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

III.

COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, will constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the (signature) thereon, provided such signature page is attached to any other counterpart identical thereto.

IV.

ELECTRONIC AND FACSIMILE SIGNATURES

The execution of this Amendment may be effected by facsimile and/or electronically transmitted signatures, all of which shall be treated as originals; provided, however, that the party receiving a copy hereof with a facsimile and/or electronically transmitted signature may, by written notice to the other, require the prompt delivery of an original signature to evidence and confirm the delivery of the facsimile signature. Purchaser and Seller each intend to be bound by its respective facsimile and/or electronically transmitted signature, and is aware that the other party will rely thereon, and each party waives any defenses to the enforcement of this Amendment delivered by facsimile and/or electronic transmission.

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[Signatures on following page]

V.

EXECUTION

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

SELLER:

KALPANA, LLC, a California limited liability company

BY:	MKP One, LLC, a California limited liability company, its Manager

	By:	/s/ Mayur Patel
	Name:	Mayur Patel
	Title:	Member

PURCHASER:

CHESAPEAKE LODGING, L.P. a Delaware limited partnership

BY:	Chesapeake Lodging Trust, a Maryland real estate investment trust, its General Partner

	By:	/s/ D. Rick Adams
	Name:	D. Rick Adams
	Title:	SVP – CIO

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